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                                  EXHIBIT 24

                               POWER OF ATTORNEY

     We, the undersigned directors of the Southwest Bancorp, Inc.(the "Registrant"), hereby severally constitute and appoint Robert L. McCormick, our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the preparation and filing of a registration statement on Form S-2 and the registration and sale of the securities described therein under the federal securities laws and the laws of the various states, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below such registration statement and any amendments thereto and any document or filing necessary or appropriate in connection with offering described therein; and we hereby approve, ratify and confirm all that said person shall do or cause to be done by virtue thereof.

    Signature                                             Date

/s/ James E. Berry II                                January 21, 1999
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James E. Berry, II
Director


/s/ Joyce P. Berry                                   January 21, 1999
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Joyce P. Berry
Director


/s/ Tom D. Berry                                     January 21, 1999
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Tom D. Berry
Director


/s/ Joe Berry Cannon                                 January 21, 1999
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Joe Berry Cannon
Director


/s/ J. Berry Harrison                                January 21, 1999
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J. Berry Harrison
Director


/s/ Erd M. Johnson                                   January 21, 1999
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Erd M. Johnson
Director


/s/ David P. Lambert                                 January 21, 1999
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David P. Lambert
Director


/s/ Alfred L. Litchenburg                            January 21, 1999
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Alfred L. Linchenburg
Director


/s/ Linford R. Pitts                                 January 21, 1999
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Linford R. Pitts
Director


/s/ Robert B. Rodgers                                January 21, 1999
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Robert B. Rodgers
Director


______________________________________
James B. Wise, M.D.
Director

/s/ Lee A. Wise                                      January 21, 1999
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Lee A. Wise
Director